                                                                    Exhibit 31.1

            CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Joshua Wexler, certify that:

     (1)     I have reviewed this quarterly report on Form 10-QSB of SWMX, Inc;.

     (2)     Based on my  knowledge,  this  report  does not  contain any untrue statement  of a  material  fact or omit to  state a  material  fact
             necessary   to  make  the   statements   made,   in  light  of  the
             circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     (3)     Based  on  my  knowledge,  the  financial  statements,   and  other
             financial  information  included in this report,  fairly present in
             all  material  respects,   the  financial  condition,   results  of
             operations  and cash flows of the  registrant  as of, and for,  the periods presented in this report;

     (4)     The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange  Act Rules  13a-15(e)  and  15d-15(e))  for the
             registrant and have:

             a)     Designed such disclosure controls and procedures,  or caused such disclosure controls and procedures to be designed under
                    our  supervision,   to  ensure  that  material   information
                    relating  to  the  registrant,  including  its  consolidated subsidiaries,  is made  known to us by others  within  those entities,  particularly  during  the  period  in which  this report is being prepared;

             b)     Evaluated the  effectiveness of the registrant's  disclosure controls  and  procedures  and  presented in this report our
                    conclusions   about  the  effectiveness  of  the  disclosure
                    controls and procedures, as of the end of the period covered by this report based on such evaluation; and

             c)     Disclosed  in the  report  any  change  in the  registrant's internal control over financial  reporting that has occurred during the  registrant's  most recent  fiscal  quarter  (the registrant's fourth fiscal quarter in the case of the annual report)  that  has  materially  affected,  or is  reasonably likely  to  materially  affect,  the  registrant's  internal control over financial reporting; and

     (5)     The  registrant's  other  certifying  officer and I have disclosed, based  on our most  recent  evaluation  of  internal  control  over financial  reporting,  to the  registrant's  auditors and the audit committee  of the  registrant's  board  of  directors  (or  persons performing the equivalent functions):

             a)     All  significant  deficiencies in the design or operation of
                    internal   control  over  financial   reporting   which  are
                    reasonably  likely  to  adversely  affect  the  registrant's ability to record,  process,  summarize and report financial information; and

             b)     Any fraud, whether or not material, that involves management or  other  employees  who  have a  significant  role  in the registrant's internal control over financial reporting.

Date:  May 14, 2007

                                              /s/ Joshua Wexler
                                              ----------------------------------
                                              Joshua Wexler